Exhibit 99.12

COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

This COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (“Assignment”) is made by CLEAN ENERGY, a California corporation (“Assignor”), doing business in the State of Texas as California Clean Energy Corp., for the benefit of PLAINSCAPITAL BANK, a Texas state bank (“Assignee”) as of August 15, 2008.

RECITALS

A.                                   Assignor and Clean Energy Fuels Corp., a Delaware corporation, collectively as borrowers, and Assignee, as lender, have entered into that certain Credit Agreement of even date herewith (as from time to time amended, modified or restated, the “Credit Agreement”).

B.                                     Assignor is the present owner and holder of that certain Promissory Note (as from time to time amended, modified or restated, the “Note”) described in Exhibit A hereto.

C.                                     The Note is secured by the Security Agreement (as from time to time amended, modified or restated, the “Security Agreement”) described on Exhibit A.  The Note, the Security Agreement, and all other documents described in Exhibit A, as from time to time amended, modified or restated are referred to herein as the “Collateral Loan Documents” and the loan evidenced and secured thereby is referred to herein as the “Collateral Loan”.

D.                                    Assignor has agreed to collaterally assign and grant a security interest in all of Assignor’s rights, titles, and interests in and to the Note, the Security Agreement, and the other Collateral Loan Documents to Assignee, as security for the payment of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, and for the mutual and dependent covenants herein contained, Assignor does hereby agree, represent, warrant and certify to Assignee as follows:

1.                                       Defined Terms.  Capitalized terms used and not otherwise defined have the meanings given them in the Credit Agreement.

2.                                       Assignment.  Assignor does by these presents TRANSFER, ASSIGN, PLEDGE, SELL, CONVEY and GRANT a security interest unto Assignee (i) the Note, (ii) the Security Agreement, (iii) the other Collateral Loan Documents, (iv) all attendant rights, titles, liens, assignments and interests arising thereunder or pertaining to the foregoing, and (v) all proceeds, increases, substitutions, and products thereto (all of the foregoing being sometimes hereinafter referred to herein as the “Collateral”) as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

3.                                       Representations.  The Collateral Loan Documents have not been modified, amended, released or terminated in any manner.  The Collateral Loan Documents are in good standing and in full force and effect, no uncured breaches or defaults exist thereunder and to the actual knowledge of Assignor, no event has occurred or circumstance exists which, with the passing of time and/or giving of notice, will constitute a default or breach under the Collateral Loan Documents, and there are no defenses, counterclaims or offsets to the Collateral Loan Documents.

4.                                       Delivery of Collateral Loan Documents and other Collateral.  Concurrently herewith, Assignor agrees to endorse the Note to Assignee as follows:  “Pay to the order of PlainsCapital Bank with full recourse, and with full warranty and representation as specified in that certain Collateral Assignment and Security Agreement dated August     , 2008, from the undersigned to PlainsCapital Bank.”  Assignor will immediately deliver to Assignee all additional property which may now or hereafter constitute a part of the Collateral upon receipt by Assignor of such Collateral, with proper instruments of transfer and assignment, if necessary to perfect the security interest hereby granted or if otherwise required pursuant to this Assignment.

5.                                       Assignor’s Warranties, Covenants and Further Agreements.

(a)                                  Title.  Except for the assignment and security interest in paragraph 2 hereof, Assignor has full and complete title to the Collateral free from any lien, pledge, assignment, security interest, encumbrance or claim and Assignor will, during the term of this Assignment, at Assignor’s cost, keep the Collateral free from other liens, pledges, assignments, security interests, encumbrances or claims, and defend any action, claim or demand which may affect the security interest or Assignor’s title or interest in and to the Collateral.  This Assignment and any money, account, instrument or document which is, or shall be, included in the Collateral is, and shall be, genuine and legally enforceable and free from any setoff, counterclaim or defense.

(b)                                 Perfection.  No financing statement covering the Collateral or any part or proceeds thereof is on file in any public office except any such financing statement in favor of Assignor, each of which names Assignee as an additional secured party.  Assignor agrees that Assignee may file all financing statements, financing statement amendments and other instruments deemed necessary by Assignee to perfect and continue the security interest in the Collateral (including, without limitation, an assignment to Assignee of the financing statement described on Exhibit A), and Assignor will pay all costs with respect thereof.  Assignor further agrees that Assignee’s security interest in the assets pledged to secure the Collateral Loan (including, but not limited to, the assets pledged pursuant to the Security Agreement and the Cambrian Pledge) is prior and superior to Assignor’s security interest therein.

(c)                                  Disposal.  Notwithstanding any other provision hereof, Assignor will not sell, lease, pledge, hypothecate or otherwise dispose of all or part of the Collateral other than to Assignee pursuant to the terms hereof.

(d)                                 Notice of Changes.  Assignor will immediately notify Assignee of any change occurring in or to the Collateral or in any fact or circumstance warranted or represented by Assignor to Assignee, or if any default occurs under the Note or other Collateral Loan Documents.

(e)                                  Note.  Assignor shall, at Assignor’s expense, take all reasonable and appropriate steps when necessary to enforce collection of the Note and performance of the other Collateral Loan Documents.

6.                                       Rights of Assignee.  Assignor hereby appoints Assignee as Assignor’s attorney-in-fact, which appointment is coupled with an interest and is thereby irrevocable, to do any act which Assignor is obligated by this Assignment to do, to exercise all rights of Assignor in the Collateral, and to do all things deemed necessary by Assignee to perfect and continue the security interest granted hereby and to preserve, collect, enforce and protect the Collateral, all at Assignor’s sole cost and expense and without any obligation on Assignee to so act, including, but not limited to, transferring title into the name of Assignee, or its nominee, or settling or otherwise realizing upon the Collateral.  Assignee may, in its discretion, do the following: endorse as Assignor’s agent, any instruments or documents constituting or evidencing the Collateral; and/or take control of the Collateral and use it to reduce any part of the Obligations.  ASSIGNEE SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION ON THE PART OF ASSIGNEE, ITS OFFICERS, AGENT OR EMPLOYEES, INCLUDING ACTS OR OMISSIONS WHICH ARISE AS THE RESULT OF THE NEGLIGENCE OF ASSIGNEE, ITS OFFICERS, AGENTS OR EMPLOYEES, except for willful misconduct and gross negligence, nor shall Assignee be responsible for depreciation in value of the Collateral, or for preservation of rights of Assignor against any third parties.  The foregoing rights and powers of Assignee may be exercised after the occurrence of an Event of Default and shall be in addition to, and not a limitation upon, any rights and powers of Assignee given herein or by law, custom or otherwise.

7.                                       Remedies of Assignee upon Default.  During the existence of an Event of Default, Assignee may declare all or any part of the Obligations immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Uniform Commercial Code as in effect from time to time in the State of Texas (“Code”), as well as other rights and remedies possessed by Assignee under this Assignment or otherwise at law or in equity.  For purposes of the notice requirements of the Code, Assignee and Assignor agree that notice given at least ten (10) calendar days prior to the related action hereunder is reasonable.  Assignee shall be entitled to immediate possession of the Collateral and all books and records evidencing same and shall have authority to enter upon Assignor’s premises, upon which said items may be situated, and remove same therefrom.  Expenses of holding, preparing for sale, selling, or the like, shall include, without limitation, Assignee’s reasonable attorneys’ fees to the extent allowed by the Code.  Assignee may use its discretion in applying the proceeds of any disposition of the Collateral, but in conformity with the Code.  All rights and remedies of Assignee hereunder are cumulative and may be exercised singularly or concurrently.  The exercise of any right or remedy will not be a waiver of any other such rights or remedies available to Assignee.

8.                                       General.

(a)                                  Waiver by Assignee.  No waiver by Assignee of any right hereunder or of any default of Assignor shall be binding upon Assignee unless in writing executed by Assignee.  Failure or delay by Assignee to exercise any right hereunder or waiver of any default of Assignor shall not operate as a waiver of any other right, or any further exercise of such right, in connection with other default hereunder.

(b)                                 Parties Bound.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, receivers, trustees and assigns where permitted by this Assignment.

(c)                                  Governing Law.  This Assignment shall be construed in accordance with the laws of the State of Texas, except to the extent that perfection and the effect of perfection or non-perfection of the security interest created hereby are governed by the laws of a jurisdiction other than the State of Texas.

(d)                                 Notices.  All notices, requests, demands or other communications required or permitted to be given pursuant to this Assignment shall be given as provided in the Credit Agreement.

(e)                                  Modification.  This Assignment shall not be amended in any way except by a written agreement signed by all parties hereto.

(f)                                    Severability.  The unenforceability of any provision of this Assignment shall not affect the enforceability or validity of any other provision hereof.

(g)                                 Waiver by Assignor.  Assignor hereby waives presentment, demand, notice of dishonor, protest, and notice of protest, and all other notices with respect to collection, or acceleration of maturity, of the Collateral and the Obligations, except as otherwise expressly provided herein or in the Loan Documents.

9.                                       Termination.  Upon the full, final, and complete payment of the Obligations, and the performance of all covenants contained in the Credit Agreement and the other Loan Documents, upon written request by Assignor, Assignee shall endorse, without recourse, warranty or representation, the Note to Assignor and shall, at Assignor’s expense, execute and record all such documents as shall be necessary to terminate and release this Assignment and any financing statements filed by Assignee pursuant to Section 5(b) of this Assignment.

10.                                 Acceptance By Assignee.  By its acceptance of the benefits hereof, the Assignee shall be deemed to have agreed to be bound hereby and to perform any obligation on its part set forth herein.

EXECUTED AND DELIVERED effective as of the date first set forth above.

[Remainder of page intentionally blank; signature pages follow]

SIGNATURE PAGE OF ASSIGNOR TO

COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

CLEAN ENERGY, a California corporation

By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer

EXHIBIT A

(Description of Collateral Loan Documents)

Except where otherwise indicated below, all documents are dated as of August 15, 2008.

1.                                      Promissory Note in the principal amount of $14,000,000 executed by CE Dallas Renewables LLC, a Delaware limited liability company (“Borrower”) and payable to the order of Assignor.

2.                                      Security Agreement executed by Borrower in favor of Assignor.

3.                                      UCC-1 Financing Statement naming Borrower, as debtor, and Assignor and Assignee, as secured party, to be filed with the Secretary of State of Delaware.

4.                                      UCC-1 Financing Statement naming Dallas Clean Energy, LLC, as debtor, and Assignor and Assignee, as secured party, to be filed with the Secretary of State of Delaware.

5.                                      Loan Agreement executed by Borrower and Assignor.

6.                                      Subordination of Management Fees executed by Cambrian Energy McCommas Bluff LLC, a Delaware limited liability company (“Cambrian”), and Borrower in favor of Assignor.

7.                                      Guaranty executed by Cambrian in favor of Assignor.

8.                                      Pledge Agreement executed by Cambrian in favor of Assignor (the “Cambrian Pledge”).

9.                                      UCC-1 Financing Statement naming Cambrian, as debtor, and Assignor and Assignee, as secured party, filed with the Secretary of State of Delaware.